                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 5, 2004 (November 2, 2004)
                                                ---------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

         MONTANA                        0-14183                    81-0141785
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(State or Other Jurisdiction           (Commission                 (IRS Employer
      of Incorporation)                File Number)              Identification No.)

1 First Avenue South, Great Falls, Montana                              59401
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(Address of Principal Executive Offices)                              (Zip Code)

                                  406-791-7500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On November 2, 2004, Energy West, Incorporated (the "Company") executed a letter agreement effective as of September 28, 2004 amending its existing credit facility (the "Credit Agreement") with LaSalle Bank National Association. The letter agreement provides for the extension of the deadline to deliver audited financial statements for fiscal 2004 from October 29, 2004 to November 12, 2004.

     As of November 2, 2004, the Company executed an amendment to the Credit
Agreement, which provides for an extension from October 31, 2004 to November 30,
2004 of the deadlines under the Credit Agreement in connection with: (i) the termination date of the revolving facility and (ii) the date to consummate infusions of new equity of at least $2.0 million to repay the $2.0 million term loan under the Credit Agreement.

     On September 29, 2004, the Company announced that its previously issued financial statements for fiscal years 2002 and 2003, and the first three quarters of fiscal year 2004 should not be relied upon, and that it expected that it would be required to restate its earnings for those periods due to its review of the accounting for certain contracts to purchase or sell natural gas.
The Company expects that any such restatement of financial results of prior periods would result in a technical default under the Credit Agreement. The
Company has advised the lender under the Credit Agreement of this possibility and expects to enter into discussions with the lender regarding a waiver of any such default after any such restated financial results become available.

     The foregoing is a summary of the letter agreement and amendment to the
Credit Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01.  Financial Statements and Exhibits

         (c) EXHIBITS. The following exhibits are filed herewith:

               10.1 Letter Agreement to Amended and Restated Credit Agreement
                    entered into on November 2, 2004 by and among the Company, its subsidiaries and LaSalle Bank National Association.

               10.2 Third Amendment to Amended and Restated Credit Agreement
                    dated as of November 2, 2004 by and among the Company, its subsidiaries, and LaSalle Bank National Association.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 5, 2004

                                         ENERGY WEST, INCORPORATED

                                         By:   /s/ John C. Allen
                                             -----------------------------------
                                             Name: John C. Allen
                                             Title: Senior Vice President and
                                                    General Counsel

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